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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): January 11, 2000




                               TOWNE SERVICES, INC.
                            -------------------------
                            (Exact Name of Registrant
                          as Specified in its Charter)




 Georgia                         000-24695                    62-1618121
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(State or Other                 (Commission                 (I.R.S. Employer
Jurisdiction of                 File Number)               Identification No.)
Incorporation)




3950 Johns Creek Court, Suite 100, Suwanee, Georgia                    30024
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(Address of Principal Executive Offices)                            (Zip Code)



       Registrant's telephone number, including area code: (678) 475-5200




          3295 River Exchange Drive, Suite 350, Norcross, Georgia 30092
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On January 11, 1999, Towne Services, Inc. issued a press release announcing that Bruce F. Lowthers, Jr. has notified the company that he is resigning his position of chief financial officer and executive vice president. A copy of this press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS.

99.1.    Press release dated January 11, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  TOWNE SERVICES, INC.

                                  By: /s/ Henry M. Baroco
                                     ----------------------------------------
                                     Henry M. Baroco
                                     Chief Executive Officer and President



Dated:  January 13, 2000
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                                  EXHIBIT INDEX

Exhibit
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99.1     Press Release dated January 11, 2000.